SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 29, 2002
                                                          ---------------

                                    SIUK plc
             (Exact name of registrant as specified in its charter)



   England and Wales                 333-09033              None
-------------------------------------------------------------------------------
  (State or other jurisdiction     (Commission File       (IRS Employer
        of incorporation)             Number)             Identification No.)


   Avonbank, Feeder Road, Bristol, UK                      BS2 0TB  UK
-------------------------------------------------------------------------------
   (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code (01144) 117 933 2000
                                                  -----------------------------


                                       N/A
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

The Registrant, SIUK plc ("SIUK"), is part of a United Kingdom ("UK") group headed by Western Power Distribution Holdings Limited ("WPDH"). On July 26, 2002, the Board of Directors of WPDH decided to no longer engage Arthur Andersen ("Andersen") as the independent public accountants for the WPDH group and engaged PricewaterhouseCoopers ("PwC") to serve as the WPDH group's independent public accountants for the fiscal year ended March 31, 2003. The decision to change auditors is not a reflection of Andersen's capabilities, commitment or quality of service to the WPDH group.

Andersen's reports on SIUK's consolidated financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During SIUK's two most recent fiscal years and through the date of this Form 8-K, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on SIUK's consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

SIUK provided Andersen with a copy of the foregoing disclosures. Attached as
Exhibit 16 is a copy of Andersen's letter, dated July 29, 2002, stating its agreement with such statements.

During SIUK's two most recent fiscal years and through the date of this Form 8-K, SIUK did not consult PwC with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on SIUK's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

c) Exhibits. The following exhibits are filed with this document.

     Exhibit
     Number                Description
     ----------            ------------
     16                    Letter from Arthur Andersen to the Securities and
                           Exchange Commission dated July 29, 2002


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  July 29, 2002             SIUK plc


                                 By:      /s/ D. Charl S. Oosthuizen
                                         ---------------------------------
                                         D. Charl S. Oosthuizen
                                         Chief Financial and Accounting Officer
                                         (Principal Accounting Officer)

                                  EXHIBIT INDEX

Exhibit
Number                     Description
----------                 ------------
16                         Letter from Arthur Andersen to the Securities and
                           Exchange Commission dated July 29, 2002

                                                           EXHIBIT 16





Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, NW
Washington, D.C. 20549

July 29, 2002

Dear Sir:

We have read Item 4 included in the Form 8-K dated July 29, 2002 of SIUK plc to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,

/s/ Arthur Andersen
----------------------------------
Arthur Andersen

1 The Square
Temple Quay
Bristol
BS1 6DG


Cc: D. Charl S. Oosthuizen, Chief Financial and Accounting Officer, SIUK plc